Exhibit 10.20

EXECUTION VERSION

SETTLEMENT AGREEMENT

This SETTLEMENT AGREEMENT (the “Agreement”) is entered into by and between Power Integrations, Inc., a Delaware corporation with an office at 5245 Hellyer Avenue, San Jose, California 95138 (together with its Affiliates, as defined below, “PI”), and ON Semiconductor Corporation, a Delaware corporation with an office at 5005 East McDowell Road, Phoenix, Arizona 85008 (together with its Affiliates, “ON”), as of October 19, 2019 (the “Effective Date”).

1.	Definitions.

“Acquirer” means the person or entity or group of persons or entities acquiring the stock or assets of a Party (or otherwise assuming control of a Party) in a Change of Control Transaction.

“Affiliate(s)” of a Party means any and all Entities, past, present, or future, that are or were Controlled, directly or indirectly, by the Party, but only for so long as such Control exists or existed.

“Agreement” shall have the meaning ascribed to it in the preamble.

“Assert” (or “Assertion”) means bringing, commencing, filing, prosecuting, or otherwise instituting, or funding, encouraging or assisting any third party in bringing, commencing, filing, prosecuting, or otherwise instituting, any patent infringement claim, petition for declaratory judgment of non-infringement of any patent, or other proceeding alleging infringement or non-infringement, invalidity, or unenforceability of any patent before any legal, judicial, arbitral, administrative, executive, or other body or tribunal, anywhere in the world, that has or claims to have authority to adjudicate such claim, including without limitation any court or arbitral body, the U.S. International Trade Commission, the U.S. Patent and Trademark Office, the Chinese Patent Office, the Taiwan Patent Office, and the European Patent Office.

“Binding Term Sheet” means the Binding Term Sheet by and between the Parties executed on October 2, 2019.

“Change of Control” means the transfer, assignment, sale, lease, loan, or other disposition of any material portion of the tangible or intangible assets, personnel, technology, equipment, or business, equity interest, or voting interest of a Party that are related to this Agreement.

“Change of Control Transaction” means a single transaction, or a transaction that is part of a series of transactions (including a merger and a triangular merger) to effect a Change of Control.

“Control” means the legal, beneficial, or equitable ownership of more than fifty percent (50%) of (i) the voting power representing the right to vote for directors or other managing authority, (ii) equity ownership interest in an Entity, or (iii) other ownership interest in an Entity.

“Cooling Off Period” shall mean the period commencing on the Effective Date and continuing for a period of three (3) years from the Release Date.

“Effective Date” shall have the meaning ascribed to it in the preamble.

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“Entity” means a corporation, association, partnership, business trust, joint venture, limited liability company, proprietorship, unincorporated association, or other entity that can exercise independent legal standing.

“Fee” means One Hundred Seventy-Five Million United States Dollars (US$175,000,000), subject to Section 5.

“ON” shall have the meaning ascribed to it in the preamble.

“Party” means PI or ON and “Parties” means PI and ON.

“Pending Proceedings” means the proceedings set forth in Exhibit A, some of which are further classified therein as either “Fairchild Legal Proceedings” or “ON Semi Legal Proceedings.”

“PI” shall have the meaning ascribed to it in the preamble.

“Released Claims” means any and all claims and judgments for damages or monetary relief for acts of patent infringement asserted in any of the Pending Proceedings occurring on or before the Release Date.

“Release Date” means June 30, 2020.

2.        Dismissals. Within five (5) business days after PI has received the Fee, the Parties shall jointly submit to the relevant court or administrative body a document in the applicable form attached hereto as Exhibits C through L in order to withdraw, dismiss, or terminate (with or without prejudice as reflected in the applicable form) all claims made and judgments entered in the Pending Proceedings, including appeals therefrom, and the Parties will cooperate to terminate each such proceeding. The Parties intend and will request that each Fairchild Legal Proceeding will be dismissed with prejudice and that each ON Semi Legal Proceeding will be dismissed without prejudice. For the IPRs and associated appeals listed in Exhibit A, (1) for any IPRs having a pending appeal to the Federal Circuit, the Parties will jointly request the appeal be dismissed, (2) for any IPRs for which the final written decision has been vacated by the Federal Circuit, the Parties will jointly request that the IPR be dismissed per the applicable order of the Federal Circuit, and (3) for any IPR that is currently pending before the PTAB, the Parties will jointly request termination.

3.        Mutual Releases. Contingent upon ON’s performance under Section 5, PI does hereby for itself and its Affiliates irrevocably and forever release and absolutely discharge (a) ON, including its Affiliates, and their respective employees, representatives, agents, officers, directors, past, present, and future, of and from any and all Released Claims, and (b) each of the direct and indirect distributors, resellers, representatives, customers, and end users of ON, including its Affiliates, of and from any and all Released Claims to the extent directed to a product of ON, including its Affiliates. ON does hereby for itself and its Affiliates irrevocably and forever release and absolutely discharge (a) PI, including its Affiliates, and their respective employees, representatives, agents, officers, directors, past, present, and future, of and from any and all Released Claims, and (b) each of the direct and indirect distributors, resellers, representatives, customers, and end users of PI, including its Affiliates, of and from any and all Released Claims to the extent directed to a product of PI, including its Affiliates. The Parties acknowledge and

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agree that this Agreement fully and finally releases and forever resolves the Released Claims that are unknown, unanticipated, or unsuspected or that may hereafter arise as a result of the discovery of new or additional facts. The Parties acknowledge and understand the significance and potential consequence of the release of unknown claims. The Parties intend that the Released Claims released under this Agreement be construed as broadly as possible and agree to waive and relinquish all rights and benefits each may have under Section 1542 of the Civil Code of the State of California, or any similar statute or law of any other jurisdiction, with respect to the Released Claims. Section 1542 reads as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

4.        Standstill. Each Party represents and warrants as of the Effective Date that it has not made any new Assertion that is not identified in Exhibit A, which each Party represents contains an up-to-date list of all Assertions by either Party as of the Effective Date. Each Party further represents and warrants as of the Effective Date that it has no knowledge of any Assertion outside the United States by a third-party Entity or individual against the other Party, other than the assertions identified in Exhibit A and other than the assertion initiated by Huizhou Jinhu Industrial Development Co., Ltd. with respect to the Chinese patent number ZL200410061704.6. Provided that PI has received the Fee, during the Cooling Off Period, neither Party nor any of its Affiliates shall make any Assertion against the other Party or any of its Affiliates. Further, provided that PI has received the Fee, neither Party, nor any of its Affiliates, during the Cooling Off Period will make any Assertion against any direct or indirect distributor, representative, reseller, customer, or end user of the other Party to the extent based on an allegation of patent infringement directed to a product of the other Party. The foregoing constitutes a limited, non-exhaustive standstill during the Cooling Off Period only and not a license, release, or other intellectual property right or immunity. For the avoidance of doubt and without limitation, after the end of the Cooling Off Period, a Party is not precluded by this Agreement from filing suit, seeking recovery of damages occurring during or after the Cooling Off Period for alleged or actual infringement, or from seeking an injunction against future infringement occurring after the Cooling Off Period, subject to all applicable laws anywhere in the world, including 35 U.S.C. § 286 and other applicable statutes of limitations. For the further avoidance of doubt, the absence of an Assertion during the Cooling Off Period shall not be relied on by either Party as a basis for a denial of an injunction. Notwithstanding the foregoing, a Party may initiate a challenge to the validity and enforceability of any patent Asserted against such Party or any of its Affiliates, or against any of their respective products during the Cooling Off Period. Each Party agrees that breach of this Section 4 by one Party will cause irreparable harm and significant injury to the other Party, the extent of which will be difficult to ascertain and for which there will be no adequate remedy at law. Accordingly, each Party agrees that the other Party, in addition to any other available remedies, shall have the right to an immediate injunction and other equitable relief enjoining any breach or threatened breach of this Section 4 without the necessity of posting any bond or other security and the court may dismiss or terminate the claims brought in violation of this Section 4 without prejudice to Assertion after the Cooling Off Period. Neither Party may assign or otherwise transfer any of its rights under any patents the Assertion of which is subject to this Section 4 unless such assignment or transfer is expressly made subject to this Agreement. The Parties agree that during the Cooling Off Period they will not manufacture or sell copies of

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the other Party’s products derived from reverse engineering at the schematic level (copying to be determined at the overall product level, and not just with reference to a single feature or subset of features) provided that this sentence shall in no case apply to (a) a Party’s products that were on sale or otherwise publicly announced prior to or as of the Effective Date, or (b) a Party’s products that were accused of infringement in any of the Pending Proceedings.

5.        Payment. Semiconductor Components Industries, LLC, an Affiliate of ON Semiconductor Corporation, will pay Power Integrations, Inc. the Fee no later than October 23, 2019, via electronic transfer to the following account:

Bank Name:	[Redacted]
SWIFT Code:	[Redacted]
ABA#:	[Redacted]
Account Name:	[Redacted]
Account Number:	[Redacted]

The Fee is non-refundable and constitutes the complete monetary consideration for PI to enter into this Agreement and complete satisfaction for any and all judgments entered in the Pending Proceedings.

6.        No Admission of Liability. The Parties agree that the settlement of the Released Claims is intended solely as a compromise of the disputed claims, and without any acknowledgment of liability, fault, damages, or any other merits of the Released Claims and the Pending Proceedings. Nothing in this Agreement shall extinguish, impair, or otherwise affect any defense or position of PI or ON that patents are not infringed, invalid, or not enforceable, or that any claims are barred by equitable estoppel, implied license, statute of limitation, or laches. Nor shall this Agreement be admissible in any legal proceeding as a basis to claim infringement or non-infringement of any patent. Neither Party is waiving any argument or position (now or in the future) that any order, ruling or judgment that is currently the subject of any pending appeal that is being dismissed with or without prejudice in connection with the Settlement was in error.

7.        No License. Nothing contained in this Agreement shall be construed as conferring or granting by implication, estoppel or otherwise, any right or license, express or implied, under any patent, copyright, mask work, trade name, trademark, service mark, trade secret right, other identification of source or origin belonging to the other Party, other proprietary right or other intellectual property right, whether now existing or hereafter obtained, and no such license or other right shall arise from this Agreement or from any acts or omissions in connection with the execution of this Agreement or the performance of the obligations of the Parties hereunder.

8.        Payment of Costs and Expenses. Each Party shall be responsible for payment of its own attorneys’ fees and other costs, disbursements and expenses arising out of or relating to the Parties’ legal proceedings through the Effective Date.

9.        Notices. Any notice or communication required or permitted to be given by either Party hereunder shall be in written form and shall be considered to be sufficiently given if transmitted and confirmed by overnight courier, addressed to the Parties hereto as follows:

 To PI:

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Power Integrations, Inc.

5245 Hellyer Avenue

San Jose, California 95138

ATTN:  President

With copy to:

Fish & Richardson

One Marina Park Drive

Boston, Massachusetts 02210

ATTN: Frank E. Scherkenbach

To ON:

ON Semiconductor Corporation

5005 East McDowell Road

Phoenix, Arizona 85008

ATTN:  Vice President and Chief IP Counsel

With copy to:

Morrison & Foerster LLP

755 Page Mill Road

Palo Alto, California 94304

ATTN:  Colette Reiner Mayer

or to such changed address as the addressee shall have specified by written notice in accordance with this provision.

10.        Governing Law. The Parties hereto agree that this Agreement shall be considered to have been made in, and construed and interpreted in accordance with the substantive laws of Delaware. The Parties consent to the exclusive jurisdiction of the United States District Court for the District of Delaware to resolve any disputes relating to or arising out of this Agreement and agree to have that court retain jurisdiction to enforce the terms of the Agreement as part of the Parties’ dismissal papers; provided, however, that any Party against whom an action is brought may, at its sole election, assert a claim arising from this Agreement as a defense or counterclaim in such an action and, in those circumstances, the court in that action shall also have jurisdiction to resolve the asserted defense or counterclaim based on this Agreement and to provide an appropriate remedy.

11.        Representations and Warranties. Each of Power Integrations, Inc. and ON Semiconductor Corporation represents and warrants that it is a corporation in good standing under the laws of the state of Delaware; that it has the authority to enter into this Agreement; and that this Agreement is valid, binding and enforceable in accordance with its terms. Each of Power Integrations, Inc. and ON Semiconductor Corporation further represents and warrants that it has sufficient right, title, and interest to grant the releases and enter into the standstill set forth in this Agreement.

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12.        408+ Agreement Modification. Each Party agrees that the Binding Term Sheet dated October 2, 2019 and this Agreement shall not be subject to the Confidentiality and Federal Rule of Evidence 408+ Agreement dated August 22, 2019 (the “408+ Agreement,” as amended pursuant to the immediately following sentence), and waives and releases the other Party from any claim to liability, including without limitation any claim of actual or liquidated damages, due to the public disclosure or public discussion of the terms of the Binding Term Sheet or this Agreement.

13.        No Right to Terminate. Neither Party may terminate this Agreement without the express, written consent of the other Party.

14.        Fee shifting. The Parties agree that the prevailing Party in any action relating to or arising out of this Agreement will be awarded its reasonable attorneys’ fees and costs incurred as a result of such a proceeding.

15.        Waiver. No waiver of this Agreement or any of the promises, obligations, terms, or conditions herein shall be valid unless it is written and signed by the Party against whom the waiver is to be enforced. No valid waiver of any of the promises, obligations, terms, or conditions herein shall be deemed a subsequent waiver of any of such promises, obligations, terms, or conditions, nor shall any such waiver constitute a continuing waiver. Failure to insist on compliance with a term, covenant, or condition contained in this Agreement shall not be deemed a waiver of that term, covenant, or condition.

16.        Severability. In the event that any provision of this Agreement is prohibited by any law governing its construction, performance or enforcement, such provision shall be ineffective to the extent of such prohibition without invalidating thereby any of the remaining provisions of this Agreement and the Parties shall craft a substitute provision that most closely effects the Parties’ intent.

17.        Amendment. The terms and conditions of this Agreement may not be modified or amended except in a writing which states that it is a modification, and is signed by an officer or a duly authorized representative of each Party.

18.        Change of Control. Notwithstanding any other statement in this Agreement, this Agreement and/or the Binding Term Sheet (or any parts thereof) may not be assigned other than in, or in connection with, any Change of Control Transaction, and then only on the condition that the Acquirer first enters into an agreement of the form set out in Exhibit B (Written Declaration of Assumption), acknowledging and transferring obligations under the Agreement and the Binding Term Sheet to the Acquirer. Any attempted assignment in derogation of the foregoing sentence is null and void. Any violation of the foregoing condition shall constitute a material breach of the Agreement and the Non-Acquired Party reserves the right to terminate the Agreement upon notice to the Acquired Party.

After the Written Declaration of Assumption has been signed by the Acquirer and the Acquired Party, and the Change of Control Transaction effected, the covenants provided in the Agreement and the Binding Term Sheet: (i) apply to any patent (x) owned, controlled, or enforceable by the Acquired Party prior to the Change of Control Transaction; and (y) based on any invention conceived of by Acquirer after the Change of Control Transaction in the context of the continuation of Acquired Party’s business, but (ii) do not apply to any patent (x) owned,

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controlled or enforceable by Acquirer before the Change of Control Transaction; or (y) based on any invention conceived of by Acquirer after the Change of Control Transaction outside the context of the continuation of the Acquired Party’s business.

19.        Headings for Convenience Only. The headings contained in this Agreement are for convenience and reference purposes only and shall not affect the meaning or interpretation of this Agreement.

20.        Rules of Construction. The Parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement. The language used in this Agreement shall be deemed to be language chosen by all Parties to express their mutual intent, and no rule of strict construction against any Party shall be applied to any term or provision hereof.

21.        Entire Agreement. This Agreement constitutes the entire agreement between the Parties concerning the subject matter hereof and supersedes all written and oral prior agreements and understandings with respect thereto, including without limitation the Binding Term Sheet. No variation or modification of the terms of this Agreement, nor any waiver of any of the terms or provisions hereof, shall be valid unless in writing and signed by an authorized representative of each Party.

22.        Counterparts. This Agreement may be executed in two counterparts in the English language and each such counterpart shall be deemed an original thereof. Facsimile signatures or signatures delivered by e-mail in .pdf or similar format will be deemed original signatures for purposes of this Agreement.

[The remainder of this page is blank; signature page follows.]

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EXECUTION VERSION

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Effective Date. Each individual signing below represents and warrants that he or she has authority to sign for and enter into this Agreement on behalf of his or her respective Party.

Agreed to:		Agreed to:

POWER INTEGRATIONS, INC.		ON SEMICONDUCTOR CORPORATION

By:	/s/ Balu Balakrishnan	By:	/s/ Keith Jackson
Name:	Balu Balakrishnan	Name:	Keith Jackson
Title:	President & CEO	Title:	President and CEO

EXECUTION VERSION

EXHIBIT A

PENDING PROCEEDINGS

    UNITED STATES

Case Name	Case No.	Venue	Classification
Power Integrations, Inc. v. Fairchild Semiconductor International, Inc. and Fairchild Semiconductor Corporation	No. 04-1371-LPS	Delaware	Fairchild Legal Proceeding
Power Integrations, Inc. v. Fairchild Semiconductor International, Inc. and Fairchild Semiconductor Corporation	No. 2019-1246, No. 2019-1247	Fed. Cir.	Fairchild Legal Proceeding
Power Integrations, Inc. v. Fairchild Semiconductor International, Inc., Fairchild Semiconductor Corporation, and Fairchild (Taiwan) Corporation	No. 08-309 LPS	Delaware	Fairchild Legal Proceeding
Power Integrations, Inc. v. Fairchild Semiconductor International, Inc., Fairchild Semiconductor Corporation, and Fairchild (Taiwan) Corporation	No. 2019-2377, No. 2020-1007	Fed. Cir.	Fairchild Legal Proceeding
Power Integrations, Inc. v. Fairchild Semiconductor International, Inc., Fairchild Semiconductor Corporation, and Fairchild (Taiwan) Corporation	No. 09-cv-05235-MMC	N.D. Cal.	Fairchild Legal Proceeding
Fairchild Semiconductor Corporation and Fairchild (Taiwan) Corporation v. Power Integrations, Inc.	No. 12-cv-00540-LPS	Delaware	Fairchild Legal Proceeding
Fairchild Semiconductor Corporation and Fairchild (Taiwan) Corporation v. Power Integrations, Inc.	No. 2019-2378, No. 2020-1003	Fed. Cir.	Fairchild Legal Proceeding
Power Integrations, Inc. v. Fairchild Semiconductor International, Inc., Fairchild Semiconductor Corporation, and Fairchild (Taiwan) Corporation	No. 15-cv-04854-MMC	N.D. Cal.	Fairchild Legal Proceeding
Power Integrations, Inc. v. ON Semiconductor Corporation and Semiconductor Components Industries, LLC	No. 16-cv-6371-BLF, No. 17-cv-3189-BLF	N.D. Cal.	ON Semi Legal Proceeding
ON Semiconductor Corporation and Semiconductor Components Industries, LLC v. Power Integrations, Inc.	No. 17-cv-00247-LPS	Delaware	ON Semi Legal Proceeding
In re: Application Pursuant to 28 U.S.C. § 1782 of SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC v. Power Integrations, Inc.	No. 19-mc-80163-NC	N.D. Cal.	ON Semi Legal Proceeding

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EXECUTION VERSION

In re: Application Pursuant to 28 U.S.C. § 1782 of SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC Semiconductor Components, LLC v. Power Integrations, Inc.	No. 19-16936	Ninth Cir.	ON Semi Legal Proceeding

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PEOPLE’S REPUBLIC OF CHINA
Beijing IP Bureau:	ON Semi
Case number: 2019-1361	Legal
Patent number: ZL200410061704.6	Proceeding
Title of invention: 半导体装置及混合集成电路装置 (Semiconductor Device and Hybrid Integrated Circuit Device)
Patentee: 半导体元件工业有限责任公司 (Semiconductor Components Industries, LLC)
Petitioner: 半导体元件工业有限责任公司 (Semiconductor Components Industries, LLC)
Respondent 1: 北京九大洲通讯设备有限责任公司 (Beijing Jiudazhou Communication Instrument Co., Ltd.)
Respondent 2: 惠州市锦湖事业发展有限公司 (Huizhou Jinhu Industrial Development Co., Ltd.)
Shanghai IP Court:	ON Semi
Case number: (2019) Hu 73 Zhi Min Chu 679 [(2019) 73知民初679号]	Legal
Plaintiff: Semiconductor Components Industries, LLC	Proceeding
Defendants: Power Integrations Netherlands B.V., Huizhou Jinhu Industrial Development Co., Ltd. (惠州市锦湖实业发展有限公司), Shanghai Jiading Anting Chuanglian Communication Devices Shop (上海市嘉定区安亭镇创联通讯器材店)

Case number: (2019) Hu 73 Zhi Min Chu 680 [(2019) 73知民初680号]
Plaintiff: Semiconductor Components Industries, LLC
Defendants: Power Integrations Netherlands B.V., Huizhou Jinhu Industrial Development Co., Ltd. (惠州市锦湖实业发展有限公司), Shanghai Jiading Anting Chuanglian Communication Devices Shop (上海市嘉定区安亭镇创联通讯器材店)

TAIWAN

Semiconductor Components Industries, LLC v. Power Integrations, Inc. and Power Integrations Netherlands, B.V., Taiwan Branch (November 2017, Taiwan Intellectual Property Court, 107-Ming-Chung-Su-Tzu-22, Appeal Docket No.: 108-Min-Zhuan-Shang- Zi-#21)

ON Semi Legal Proceeding

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    IPRs and associated appeals

Patent and IPR #	USPTO Case Number	CAFC Appeal (if any)
’871#1	IPR2018-01810	n/a (still pending at USPTO)
’871#2	IPR2018-01812	n/a (still pending at USPTO)
’483#1	IPR2018-01816	n/a (still pending at USPTO)
’483#2	IPR2018-01818	n/a (still pending at USPTO)
’475#1	IPR2018-01811	n/a (still pending at USPTO)
’475#2	IPR2018-01813	n/a (still pending at USPTO)
’788#1	IPR2018-01814	n/a (still pending at USPTO)
’788#2	IPR2018-01815	n/a (still pending at USPTO)
’272	IPR2018-01539	n/a (still pending at USPTO)
’623	IPR2018-00166	CAFC 19-2173 (consolidated with 19-2174, 19-2177)
’471	IPR2018-00165	CAFC 19-2177 (con with 19-2173)
’119	IPR2018-00160	CAFC 19-2178
’221	IPR2018-00180	CAFC 19-2212
’624	IPR2017-01907	CAFC 19-1863 (con with 19-1868)
’764#1	IPR2017-01329	CAFC 19-1414
’841	IPR2016-01453	CAFC 19-1448
’605	IPR2016-01600	CAFC 18-1852
’876#2	IPR2016-01589	CAFC 18-1705
’457#2	IPR2016-01595	CAFC 18-1851
’079#1	IPR2016-00809	CAFC 18-1607
’079#2	IPR2016-01590	CAFC 18-2085 (con with 18-2086)
’079#3	IPR2016-01592
’908#1	IPR2016-00995	CAFC 18-1602 (con with 18-1741)
’908#2	IPR2016-01597

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Exhibit B

Written Declaration of Assumption

General Counsel

Non-Acquired Party

XXXXXXXXXXXX

XXXXXXXXXXXX

Re: Acquirer’s Agreement to Perform Obligations of Acquired Party

Dear General Counsel:

A Change of Control Transaction, as defined in the Settlement Agreement entered into on _____________, 2019, between Power Integrations, Inc., a Delaware Corporation with a principal place of business at 5245 Hellyer Avenue, San Jose, CA 95138, and On Semiconductor, a Delaware corporation, with a principal place of business at __________________ (the Agreement) has occurred with respect to the Acquired Party, _________, having a principal place of business at _________________________________.

The Non-Acquired Party consents to the Acquired Party assigning the Agreement, and the Binding Term sheet entered into between the Acquired Party and the Non-Acquired Party dated as of October 2, 2019 to the Acquirer. In consideration of such consent, the Acquirer, ________________, having a principal place of business at _________________, hereby agrees to keep, perform, and fulfill all of the terms, covenants, conditions and obligations required to be kept, performed, and fulfilled by the Acquired Party under the Agreement and the Binding Term Sheet as of and following the effective date of the Change of Control Transaction.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Effective Date. Each individual signing below represents and warrants that he or she has authority to sign for and enter into this Agreement on behalf of his or her respective Party.

Agreed to:	Agreed to:

[ACQUIRER]	[NON-ACQUIRED PARTY]

By:____________________________________________	By:____________________________________________

Name:__________________________________________	Name:__________________________________________

Title:___________________________________________	Title:___________________________________________

Date:___________________________________________	Date:___________________________________________

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EXECUTION VERSION

EXHIBIT C AND FOLLOWING

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EXHIBIT C

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

POWER INTEGRATIONS, INC.,

Plaintiff,

v.
C.A. No. 04-1371-LPS
FAIRCHILD SEMICONDUCTOR
INTERNATIONAL, INC. and FAIRCHILD
SEMICONDUCTOR CORPORATION,

Defendant.

JOINT MOTION AND [PROPOSED] ORDER FOR

VOLUNTARY DIMISSAL WITH PREJUDICE [F.R.C.P. RULE 41(a)(2)]

Pursuant to Federal Rule of Civil Procedure 41(a)(2) and a settlement agreement, the parties jointly move that this Court dismiss this action with prejudice, with each party to bear its own costs and attorneys’ fees.

Neither Party is waiving any argument or position (now or in the future) that any order, ruling, or judgment was in error in any of the parties’ cases that is being dismissed with or without prejudice in connection with the parties’ settlement agreement, including any arguments that were the subject of any appeal dismissed pursuant to the parties’ settlement agreement.

ASHBY & GEDDES	FISH & RICHARDSON P.C.

/s/	/s/
John G. Day (#2403)	Douglas E. McCann (#3852)
Andrew C. Mayo (#5207)	222 Delaware Ave, 17th Floor
500 Delaware Avenue, 8th Floor	Wilmington, DE 19801
P.O. Box 1150	(302) 652-5070
Wilmington, DE 19899	DMcCann@fr.com
(302) 654-1888 jday@ashbygeddes.com	Frank E. Scherkenbach
amayo@ashbygeddes.com	One Marina Park Drive
Boston, MA 02210-1878
Attorneys for Defendants	(617) 542-5070

Howard G. Pollack
Michael R. Headley
500 Arguello Street, Suite 500
Redwood City, CA 94063
(650) 839-5070

Attorneys for Plaintiff

Dated: October __, 2019

SO ORDERED this ____ day of _______________, 2019.

Chief Judge

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EXHIBIT D

1

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

POWER INTEGRATIONS, INC.,

Plaintiff,

v.
C.A. No. 08-309-LPS
FAIRCHILD SEMICONDUCTOR
INTERNATIONAL, INC., FAIRCHILD
SEMICONDUCTOR CORPORATION, and
FAIRCHILD (TAIWAN) CORPORATION

Defendant.

JOINT MOTION AND [PROPOSED] ORDER FOR

VOLUNTARY DIMISSAL WITH PREJUDICE [F.R.C.P. RULE 41(a)(2)]

Pursuant to Federal Rule of Civil Procedure 41(a)(2) and a settlement agreement, the parties jointly move that this Court dismiss this action with prejudice, with each party to bear its own costs and attorneys’ fees.

Neither Party is waiving any argument or position (now or in the future) that any order, ruling, or judgment was in error in any of the parties’ cases that is being dismissed with or without prejudice in connection with the parties’ settlement agreement, including any arguments that were the subject of any appeal dismissed pursuant to the parties’ settlement agreement.

ASHBY & GEDDES	FISH & RICHARDSON P.C.

/s/	/s/
John G. Day (#2403)	Douglas E. McCann (#3852)
Andrew C. Mayo (#5207)	222 Delaware Ave, 17th Floor
500 Delaware Avenue, 8th Floor	Wilmington, DE 19801
P.O. Box 1150	(302) 652-5070
Wilmington, DE 19899	DMcCann@fr.com
(302) 654-1888 jday@ashbygeddes.com	Frank E. Scherkenbach
amayo@ashbygeddes.com	One Marina Park Drive
Boston, MA 02210-1878
Attorneys for Defendants	(617) 542-5070

Howard G. Pollack
Michael R. Headley
500 Arguello Street, Suite 500
Redwood City, CA 94063
(650) 839-5070

Attorneys for Plaintiffs

Dated: October __, 2019

SO ORDERED this ____ day of _______________, 2019.

Chief Judge

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EXHIBIT E

COLETTE REINER MAYER (SBN 263630)	FRANK E. SCHERKENBACH
CRMayer@mofo.com	(SBN 142549)
MORRISON & FOERSTER LLP	scherkenbach@fr.com
755 Page Mill Road	FISH & RICHARDSON P.C.
Palo Alto, CA 94304-1018	One Marina Park Drive
Tel: (650) 813-5600	Boston, MA 02110-2804
Fax: (650) 494-0792	Telephone: (617) 542-5070

Attorneys for Defendants	HOWARD G. POLLACK
FAIRCHILD SEMICONDUCTOR	(SBN 162897)
INTERNATIONAL, INC., FAIRCHILD	pollack@fr.com
SEMICONDUCTOR CORPORATION, and	MICHAEL R. HEADLEY
FAIRCHILD (TAIWAN) CORPORATION	(SBN 220834)
headley@fr.com
FISH & RICHARDSON P.C.
500 Arguello Street, Suite 500
Redwood City, CA 94063
Telephone: (650) 839-5070

Attorneys for Plaintiff
POWER INTEGRATIONS, INC.

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO DIVISION

POWER INTEGRATIONS, INC.,	Case No. 3:09-cv-5235-MMC
a Delaware corporation,
STIPULATION AND [PROPOSED]
Plaintiff,	ORDER FOR VOLUNTARY
v.	DIMISSAL WITH PREJUDICE
[F.R.C.P. RULE 41(A)(2)]
FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC., a Delaware corporation, FAIRCHILD SEMICONDUCTOR CORPORATION, a Delaware corporation, and FAIRCHILD (TAIWAN) CORPORATION, a Taiwanese corporation,	Hon. Maxine M. Chesney

Defendants.

STIPULATION AND [PROPOSED] ORDER FOR VOLUNTARY DISMISSAL Case No. 3:09-cv-5235-MMC

Pursuant to Federal Rule of Civil Procedure 41(a)(2) and a settlement agreement, it is hereby stipulated by the parties to this action, through their respective counsel, that this Court dismiss this action with prejudice. It is further stipulated and agreed that each party will bear its own costs and attorneys’ fees.

Neither Party is waiving any argument or position (now or in the future) that any order, ruling, or judgment was in error in any of the parties’ cases that is being dismissed with or without prejudice in connection with the parties’ settlement agreement, including any arguments that were the subject of any appeal dismissed pursuant to the parties’ settlement agreement.

Dated: October ___, 2019	Respectfully submitted,

MORRISON & FOERSTER LLP

	By:	/s/ DRAFT
COLETTE REINER MAYER

Attorney for Defendants
FAIRCHILD SEMICONDUCTOR
INTERNATIONAL, INC.,
FAIRCHILD SEMICONDUCTOR
CORPORATION, AND FAIRCHILD
(TAIWAN) CORPORATION

Dated: October __, 2019	FISH & RICHARDSON P.C.

	By:	/s/ DRAFT
MICHAEL R. HEADLEY

Attorneys for Plaintiff
POWER INTEGRATIONS, INC.

STIPULATION AND [PROPOSED] ORDER FOR VOLUNTARY DISMISSAL Case No. 3:09-cv-5235-MMC	1

SIGNATURE ATTESTATION

Pursuant to Civil Local Rule 5-1(i)(3), I attest under penalty of perjury that concurrence in the filing of this document has been obtained from counsel for Plaintiff.

Dated: October ___, 2019	/s/ DRAFT
COLETTE REINER MAYER

PURSUANT TO STIPULATION, IT IS SO ORDERED.

Dated: _______________
MAXINE M. CHESNEY
UNITED STATES DISTRICT JUDGE

STIPULATION AND [PROPOSED] ORDER FOR VOLUNTARY DISMISSAL Case No. 3:09-cv-5235-MMC	2

EXHIBIT F

ERIK J. OLSON (SBN 175815)

EJOlson@mofo.com

COLETTE REINER MAYER (SBN 263630)

CRMayer@mofo.com

PIETER S. DE GANON (SBN 320385)

PdeGanon@mofo.com

STEPHEN LIU (SBN 318533)

SLiu@mofo.com

MORRISON & FOERSTER LLP

755 Page Mill Road

Palo Alto, CA 94304-1018

Tel: (650) 813-5600 | Fax: (650) 494-0792

JIANING LIU (SBN 305568)

JennyLiu@mofo.com

MORRISON & FOERSTER LLP

425 Market Street

San Francisco, California 94105-2482

Tel: (415) 268-7000 | Fax: (415) 268-7522

ROGER FULGHUM (Pro Hac Vice)

roger.fulghum@bakerbotts.com

BAKER BOTTS L.L.P.

910 Louisiana Street

Houston, Texas 77002

Tel: (713) 229-1234 | Fax: (713) 229-1522

Attorneys for Defendants

FAIRCHILD SEMICONDUCTOR

INTERNATIONAL, INC., FAIRCHILD

SEMICONDUCTOR CORPORATION, and

FAIRCHILD (TAIWAN) CORPORATION

FRANK E. SCHERKENBACH

(SBN 142549)

scherkenbach@fr.com

FISH & RICHARDSON P.C.

One Marina Park Drive

Boston, MA 02110-2804

Telephone: (617) 542-5070

HOWARD G. POLLACK

(SBN 162897)

pollack@fr.com

MICHAEL R. HEADLEY

(SBN 220834)

headley@fr.com

FISH & RICHARDSON P.C.

500 Arguello Street, Suite 500

Redwood City, CA 94063

Telephone: (650) 839-5070

Attorneys for Plaintiff

POWER INTEGRATIONS, INC.

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO DIVISION

POWER INTEGRATIONS, INC.,	Case No. 3:15-cv-04854-MMC

Plaintiff,	STIPULATION AND [PROPOSED]
ORDER FOR VOLUNTARY
v.	DIMISSAL WITH PREJUDICE [F.R.C.P. RULE 41(A)(2)]
FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC., a Delaware corporation, FAIRCHILD SEMICONDUCTOR CORPORATION, a Delaware corporation, and FAIRCHILD (TAIWAN) CORPORATION, a Taiwanese corporation,	Hon. Maxine M. Chesney

Defendants.

STIPULATION AND [PROPOSED] ORDER FOR VOLUNTARY DISMISSAL Case No. 3:15-cv-04854-MMC

Pursuant to Federal Rule of Civil Procedure 41(a)(2) and a settlement agreement, it is hereby stipulated by the parties to this action, through their respective counsel, that this Court dismiss this action with prejudice, including all claims and counterclaims by any of the parties. It is further stipulated and agreed that each party will bear its own costs and attorneys’ fees.

Neither Party is waiving any argument or position (now or in the future) that any order, ruling, or judgment was in error in any of the parties’ cases that is being dismissed with or without prejudice in connection with the parties’ settlement agreement, including any arguments that were the subject of any appeal dismissed pursuant to the parties’ settlement agreement.

Dated: October ___, 2019	Respectfully submitted,

MORRISON & FOERSTER LLP

	By:	/s/ DRAFT
COLETTE REINER MAYER

Attorney for Defendants
FAIRCHILD SEMICONDUCTOR
INTERNATIONAL, INC.,
FAIRCHILD SEMICONDUCTOR
CORPORATION, AND FAIRCHILD
(TAIWAN) CORPORATION

Dated: October __, 2019	FISH & RICHARDSON P.C.

	By:	/s/ DRAFT
MICHAEL R. HEADLEY

Attorneys for Plaintiff
POWER INTEGRATIONS, INC.

STIPULATION AND [PROPOSED] ORDER FOR VOLUNTARY DISMISSAL Case No. 3:15-cv-04854-MMC	1

SIGNATURE ATTESTATION

Pursuant to Civil Local Rule 5-1(i)(3), I attest under penalty of perjury that concurrence in the filing of this document has been obtained from counsel for Plaintiff.

Dated: October ___, 2019	/s/ DRAFT
COLETTE REINER MAYER

PURSUANT TO STIPULATION, IT IS SO ORDERED.

Dated: ____________
MAXINE M. CHESNEY
UNITED STATES DISTRICT JUDGE

STIPULATION AND [PROPOSED] ORDER FOR VOLUNTARY DISMISSAL Case No. 3:15-cv-04854-MMC	2

EXHIBIT G

Roger Fulghum (Pro hac vice)	Frank E. Scherkenbach (CA #142549)
roger.fulghum@bakerbotts.com	scherkenbach@fr.com
BAKER BOTTS L.L.P.	FISH & RICHARDSON P.C.
910 Louisiana Street	One Marina Park Drive
Houston, TX 77002	Boston, Massachusetts 02210-1878
Telephone: (713) 229-1234	Telephone: (617) 542-5070
Facsimile: (713) 229-1522	Facsimile: (617) 542-8906

Colette Reiner Mayer (CA SBN 263630)	Howard G. Pollack (CA #162897)
CRMayer@mofo.com	pollack@fr.com
MORRISON & FOERSTER LLP	Michael R. Headley (CA #220834)
755 Page Mill Road	headley@fr.com
Palo Alto, California 94304-1018	FISH & RICHARDSON P.C.
Telephone: (650) 813-5600	500 Arguello Street, Suite 500
Facsimile: (650) 494-0792	Redwood City, California 94063
Telephone: (650) 839-5070
Attorneys for ON SEMICONDUCTOR	Facsimile: (650) 839-5071
CORP. AND SEMICONDUCTOR
COMPONENTS INDUSTRIES, LLC	Attorneys for POWER INTEGRATIONS, INC.

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN JOSE DIVISION

POWER INTEGRATIONS, INC.,	Case No. 16-cv-06371-BLF

Plaintiff,	STIPULATION AND [PROPOSED]
ORDER FOR VOLUNTARY
v.	DIMISSAL WITHOUT PREJUDICE
[F.R.C.P. RULE 41(A)(2)]
ON SEMICONDUCTOR CORP. and
SEMICONDUCTOR COMPONENTS
INDUSTRIES, LLC,
Defendants.
Case No. 3:17-cv-03189 BLF
ON SEMICONDUCTOR CORPORATION; and SEMICONDUCTOR COMPONENTS
INDUSTRIES, LLC,
Plaintiffs,

v.

POWER INTEGRATIONS, INC.

Defendant.

STIPULATION AND [PROPOSED] ORDER FOR VOLUNTARY DISMISSAL Case No. 16-cv-06371-BLF

Pursuant to Federal Rule of Civil Procedure 41(a)(2) and a settlement agreement, the parties hereby stipulate and jointly move that this Court dismiss this action without prejudice, with each party to bear its own costs and attorneys’ fees.

Neither Party is waiving any argument or position (now or in the future) that any order, ruling, or judgment was in error in any of the parties’ cases that is being dismissed with or without prejudice in connection with the parties’ settlement agreement, including any arguments that were the subject of any appeal dismissed pursuant to the parties’ settlement agreement.

Dated: October ___, 2019	Respectfully submitted,

MORRISON & FOERSTER LLP

	By:	/s/ DRAFT
COLETTE REINER MAYER

Attorneys for ON SEMICONDUCTOR
CORP. AND SEMICONDUCTOR
COMPONENTS INDUSTRIES, LLC

Dated: October __, 2019	FISH & RICHARDSON P.C.

	By:	/s/ DRAFT
MICHAEL R. HEADLEY

Attorneys for POWER
INTEGRATIONS, INC.

STIPULATION AND [PROPOSED] ORDER FOR VOLUNTARY DISMISSAL Case No. 16-cv-06371-BLF	1

SIGNATURE ATTESTATION

Pursuant to Civil Local Rule 5-1(i)(3), I attest under penalty of perjury that concurrence in the filing of this document has been obtained from counsel for Plaintiff.

Dated: October ___, 2019	/s/ DRAFT
COLETTE REINER MAYER

PURSUANT TO STIPULATION, IT IS SO ORDERED.

Dated:
BETH LABSON FREEMAN
UNITED STATES DISTRICT JUDGE

STIPULATION AND [PROPOSED] ORDER FOR VOLUNTARY DISMISSAL Case No. 16-cv-06371-BLF	2

EXHIBIT H

1

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

ON SEMICONDUCTOR CORPORATION and SEMICONDUCTOR COMPONENTS	C.A. No. 17-247-LPS-CJB
INDUSTRIES, LLC,

Plaintiffs,

v.

POWER INTEGRATIONS, INC.,

Defendant.

JOINT MOTION AND [PROPOSED] ORDER FOR

VOLUNTARY DIMISSAL WITHOUT PREJUDICE [F.R.C.P. RULE 41(a)(2)]

Pursuant to Federal Rule of Civil Procedure 41(a)(2) and the Settlement Agreement, the parties jointly move that this Court dismiss this action without prejudice, with each party to bear its own costs and attorneys’ fees.

Neither Party is waiving any argument or position (now or in the future) that any order, ruling or judgment that is currently the subject of any pending appeal that is being dismissed with or without prejudice in connection with the Settlement was in error.

This Court retains jurisdiction for the purpose of ensuring compliance with the Settlement Agreement entered into by the parties on October ___, 2019, a redacted version of which is attached as Exhibit A.

ASHBY & GEDDES	FISH & RICHARDSON P.C.

/s/	/s/
John G. Day (#2403)	Joseph B. Warden
Andrew C. Mayo (#5207)	Warren K. Mabey, Jr.
500 Delaware Avenue, 8th Floor	222 Delaware Ave, 17th Floor
P.O. Box 1150	Wilmington, DE 19801
Wilmington, DE 19899	(302) 652-5070
(302) 654-1888	warden@fr.com
jday@ashbygeddes.com	mabey@fr.com
amayo@ashbygeddes.com
John W. Shaw (No. 3362)
Attorneys for Plaintiffs	Andrew E. Russell (No. 5382)
SHAW KELLER LLP
I.M. Pei Building
1105 North Market Street, 12th Floor
Wilmington, DE 19801
(302) 298-0700
jshaw@shawkeller.com
arussell@shawkeller.com

Dated: October __, 2019	Attorneys for Defendant

SO ORDERED this ____ day of _______________, 2019.

Chief Judge

2

EXHIBIT I

Nos. 19-1246, 19-1247

IN THE UNITED STATES COURT OF APPEALS

FOR THE FEDERAL CIRCUIT

POWER INTEGRATIONS, INC.,

                                                                              Plaintiff-Cross-Appellant,

v.

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.,

FAIRCHILD SEMICONDUCTOR CORPORATION

                                                                              Defendants-Appellants.

JOINT MOTION TO DISMISS INTERLOCUTORY APPEALS

Appellants Fairchild Semiconductor International, Inc. and Fairchild Semiconductor Corporation and cross-appellant Power Integrations, Inc. respectfully request under Federal Rule of Appellate Procedure 42(b) that the Court dismiss these appeals from an order that the District Court certified pursuant to 28 U.S.C. § 1292(b). Pursuant to Federal Rule of Civil Procedure 41(a)(2) and a settlement agreement, the parties have dismissed the underlying district court action with prejudice. The parties have agreed that each side will bear its own costs associated with the appeals.

Neither Party is waiving any argument or position (now or in the future) that any order, ruling, or judgment that is currently the subject of the present appeal and cross-appeal was in error.

Dated: October _, 2019	Respectfully submitted,

s/	s/
KATHLEEN M. SULLIVAN	FRANK SCHERKENBACH
QUINN EMANUEL URQUHART &	FISH & RICHARDSON, PC
SULLIVAN, LLP	One Marina Park Drive
51 Madison Avenue, 22nd Floor	Boston, MA 02210
New York, NY 10010	Telephone: (617) 542-5070
Telephone: (212) 849-7000
KEVIN ALEXANDER SMITH	MICHAEL R. HEADLEY HOWARD G. POLLACK
QUINN EMANUEL URQUHART &	NEIL WARREN
SULLIVAN, LLP	FISH & RICHARDSON, PC
50 California Street, 22nd Floor	500 Arguello Street
San Francisco, CA 94111	Redwood City, CA 94063
Telephone: (415) 875-6600	Telephone: (650) 839-5070

JOHN WINSTON THORNBURGH
FISH & RICHARDSON, PC
12390 El Camino Real
San Diego, CA 921303
Telephone: (858) 678-5070

Counsel for Defendants-Appellants Fairchild Semiconductor International, Inc. and Fairchild Semiconductor Corporation	Counsel for Plaintiff-Cross-Appellant Power Integrations, Inc.

2

CERTIFICATE OF INTEREST

Counsel for plaintiffs-cross-appellants Power Integrations certify the following:

1.      The full name of every party or amicus represented by me is:

Power Integrations, Inc.

2.      The name of the Real Party in interest (Please only include any real party in interest NOT identified in Question 3) represented by me is:

N/A

3.      All parent corporations and any publicly held companies that own 10% or more of the stock of the party or amicus curiae represented by me are:

BlackRock, Inc.

4.      The names of all law firms and the partners or associates that appeared for the party or amicus now represented by me in the trial court or agency or are expected to appear in this court (and who have not or will not enter an appearance in this case) are:

Fish & Richardson P.C.: Frank. E. Scherkenbach, Howard G. Pollack, Michael R. Headley, Neil A. Warren, John W. Thornburgh, Craig Countryman, Jonathan J. Lamberson, Michael J. Kane, Douglas E. McCann, Joseph B. Warden, William J. Marsden,* Tamara D. Fraizer,* Kyle W. Compton,* David J. Miclean,* Gina M. Steele,* Sean P. Hayes,*Desa L. Burton*, John D. Hamann*, John Horvath*; and Abrams & Bayliss LLP: John M. Seaman.

(*No longer with firm.)

5.      The title and number of any case known to counsel to be pending in this or any other court or agency that will directly affect or be directly affected by this court’s decision in the pending appeal:

Power Integrations, Inc. v. Fairchild Semiconductor et al., USDC-D. DE Case 04-1371-LPS; Power Integrations, Inc v. Fairchild Semiconductor et al., USDC-D. DE Case 08-309-LPS.

Dated: October _, 2019	/s/
[NAME]

CERTIFICATE OF INTEREST

Counsel for defendants-appellants Fairchild Semiconductor International, Inc. and Fairchild Semiconductor Corporation certify the following:

1.      The full name of every party or amicus represented by me is:

Fairchild Semiconductor International, Inc.; Fairchild Semiconductor Corp.

2.      The name of the Real Party in interest (Please only include any real party in interest NOT identified in Question 3) represented by me is:

N/A

3.      All parent corporations and any publicly held companies that own 10% or more of the stock of the party or amicus curiae represented by me are:

Fairchild Semiconductor International, Inc. and Fairchild Semiconductor Corporation are 100% owned direct or indirect subsidiaries of ON Semiconductor Corporation. Except for ON Semiconductor Corporation, none of the foregoing entities or any other direct or indirect subsidiary of ON Semiconductor Corporation is publicly traded.

4.      The names of all law firms and the partners or associates that appeared for the party or amicus now represented by me in the trial court or agency or are expected to appear in this court (and who have not or will not enter an appearance in this case) are:

QUINN EMANUEL URQUHART & SULLIVAN, LLP: Kathleen M. Sullivan, Kevin A. Smith, Cleland B. Welton II

ASHBY & GEDDES: John G. Day, Steven J. Balick, Andrew Colin Mayo, Tiffany Geyer Lydon, Lauren E. Maguire*

ORRICK HERRINGTON & SUTCLIFFE LLP. Bas de Blank, George Hopkins Guy III*, Vickie L. Feeman, Raymis H. Kim*, Duo Chen, Brian H. VanderZanden*, William L. Anthony*, Gabriel M. Ramsey*

MCDERMOTT WILL & EMERY LLP: Brett E. Bachtell, Terrence P. MacMahon, Leigh J. Martinson, Eric W. Hagen

MORRISON & FOERSTER LLP: Colette Reiner Mayer

PAUL HASTINGS LLP: Blair M. Jacobs, Christina A. Ondrick, Patrick Stafford*

ON Semiconductor: Joshua Engel

* Attorneys no longer with designated firms.

5.      The title and number of any case known to counsel to be pending in this or any other court or agency that will directly affect or be directly affected by this court’s decision in the pending appeal:

Power Integrations, Inc v. Fairchild Semiconductor et al., USDC-D. DE Case 04-1371-LPS.

Dated: October _, 2019	/s/ Kathleen M. Sullivan

Kathleen M. Sullivan

CERTIFICATE OF COMPLIANCE

This motion complies with the type-volume limitations in Federal Rules of Appellate Procedure 27 and 32 because it contains __ words.

Dated: October _, 2019	/s/
[NAME]

CERTIFICATE OF SERVICE

I hereby certify that I electronically filed the foregoing with the Clerk of the Court for the United States Court of Appeals for the Federal Circuit by using the CM/ECF system on October _, 2019.

I certify that all participants in the case are registered CM/ECF users and that service will be accomplished by the CM/ECF system.

Dated: October _, 2019	/s/

[NAME]

EXHIBIT J

Nos. 19-2377, 20-1007

IN THE UNITED STATES COURT OF APPEALS

FOR THE FEDERAL CIRCUIT

POWER INTEGRATIONS, INC.,

                                                                              Plaintiff-Cross-Appellant,

v.

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.,

FAIRCHILD SEMICONDUCTOR CORPORATION,

FAIRCHILD (TAIWAN) CORPORATION

                                                                              Defendants-Appellants.

JOINT MOTION TO DISMISS APPEALS

Appellants Fairchild Semiconductor International, Inc., Fairchild Semiconductor Corporation, and Fairchild (Taiwan) Corporation and cross-appellant Power Integrations, Inc. respectfully request under Federal Rule of Appellate Procedure 42(b) that the Court dismiss these appeals. The parties have agreed that each side will bear its own costs associated with the appeals.

Neither Party is waiving any argument or position (now or in the future) that any order, ruling, or judgment that is currently the subject of the present appeal and cross-appeal was in error.

Dated: October _, 2019	Respectfully submitted,

s/	s/
KATHLEEN M. SULLIVAN	FRANK SCHERKENBACH
QUINN EMANUEL URQUHART &	FISH & RICHARDSON, PC
SULLIVAN, LLP	One Marina Park Drive
51 Madison Avenue, 22nd Floor	Boston, MA 02210
New York, NY 10010	Telephone: (617) 542-5070
Telephone: (212) 849-7000
MICHAEL R. HEADLEY
FELIPE CORREDOR	HOWARD G. POLLACK
KEVIN ALEXANDER SMITH	FISH & RICHARDSON, PC
QUINN EMANUEL URQUHART &	500 Arguello Street
SULLIVAN, LLP	Redwood City, CA 94063
50 California Street, 22nd Floor	Telephone: (650) 839-5070
San Francisco, CA 94111
Telephone: (415) 875-6600	JOHN WINSTON THORNBURGH
FISH & RICHARDSON, PC
12390 El Camino Real
San Diego, CA 921303
Telephone: (858) 678-5070

Counsel for Defendants-Appellants Fairchild Semiconductor International, Inc., Fairchild Semiconductor Corporation, and Fairchild (Taiwan) Corporation	Counsel for Plaintiff-Cross-Appellant Power Integrations, Inc.

2

CERTIFICATE OF INTEREST

Counsel for plaintiff-cross-appellant Power Integrations, Inc. certify the following:

1.      The full name of every party or amicus represented by me is:

Power Integrations, Inc.

2.      The name of the Real Party in interest (Please only include any real party in interest NOT identified in Question 3) represented by me is:

None

3.      All parent corporations and any publicly held companies that own 10% or more of the stock of the party or amicus curiae represented by me are:

BlackRock, Inc.

4.      The names of all law firms and the partners or associates that appeared for the party or amicus now represented by me in the trial court or agency or are expected to appear in this court (and who have not or will not enter an appearance in this case) are:

FISH & RICHARDSON P.C.: Frank E. Scherkenbach, Howard G. Pollack, Michael R. Headley, Neil Warren, John Thornburgh, Douglas E. Mccann, James Huguenin-Love, Joseph B. Warden, Craig E. Countryman*, William J. Marsden*, Keeley I. Vega*, Kyle Wagner Compton*, Scott A. Penner*.

*No longer with firm

5.      The title and number of any case known to counsel to be pending in this or any other court or agency that will directly affect or be directly affected by this court’s decision in the pending appeal:

None

Dated: October _, 2019	/s/
[NAME]

CERTIFICATE OF INTEREST

Counsel for defendants-appellants Fairchild Semiconductor International, Inc., Fairchild Semiconductor Corporation, and Fairchild (Taiwan) Corporation certify the following:

1.      The full name of every party or amicus represented by me is:

Fairchild Semiconductor International, Inc.; Fairchild Semiconductor Corp.; and Fairchild (Taiwan) Corp.

2.      The name of the Real Party in interest (Please only include any real party in interest NOT identified in Question 3) represented by me is:

N/A

3.      All parent corporations and any publicly held companies that own 10% or more of the stock of the party or amicus curiae represented by me are:

Fairchild Semiconductor Corporation, Fairchild Semiconductor International, Inc., and Fairchild (Taiwan) Corp. are 100% owned direct or indirect subsidiaries of ON Semiconductor Corporation. Except for ON Semiconductor Corporation, none of the foregoing entities or any other direct or indirect subsidiary of ON Semiconductor Corporation is publicly traded.

4.      The names of all law firms and the partners or associates that appeared for the party or amicus now represented by me in the trial court or agency or are expected to appear in this court (and who have not or will not enter an appearance in this case) are:

QUINN EMANUEL URQUHART & SULLIVAN, LLP: Kathleen M. Sullivan, Kevin A. Smith, Felipe Corredor, Lance Yang, Patrick Stafford, John (Jay) M. Neukom*

MORRISON & FOERSTER LLP: Erik J. Olson, Colette Reiner Mayer, Scott F. Llewellyn, Esther Chang, Thomas J. Pardini

ASHBY & GEDDES, P.A.: John G. Day, Andrew Colin Mayo, Tiffany Geyer Lydon, Lauren E. Maguire*, Caroline Hong*

PAUL HASTINGS LLP: Blair M. Jacobs, Christina A. Ondrick

BAKER BOTTS LLP: Roger J. Fulghum, Brett J. Thompsen, George Hopkins Guy, III

MCDERMOTT WILL & EMERY LLP: Leigh J. Martinson*, Michael F. Martin*, Rose S. Whelan*

ORRICK HERRINGTON & SUTCLIFFE LLP: Bas de Blank, Diana M. Rutowski, Vicki L. Feeman, Ulysses Hui*

ON SEMICONDUCTOR CORP.: Joshua Engel

* Attorneys no longer with designated firms.

5.      The title and number of any case known to counsel to be pending in this or any other court or agency that will directly affect or be directly affected by this court’s decision in the pending appeal:

Fairchild Semiconductor Corp. v. Power Integrations, Inc., No. 19-2378 (Fed. Cir.).

Dated: October _, 2019	/s/ Kathleen M. Sullivan
Kathleen M. Sullivan

CERTIFICATE OF COMPLIANCE

This motion complies with the type-volume limitations in Federal Rules of Appellate Procedure 27 and 32 because it contains __ words.

Dated: October _, 2019	/s/
[NAME]

CERTIFICATE OF SERVICE

I hereby certify that I electronically filed the foregoing with the Clerk of the Court for the United States Court of Appeals for the Federal Circuit by using the CM/ECF system on October _, 2019.

I certify that all participants in the case are registered CM/ECF users and that service will be accomplished by the CM/ECF system.

Dated: October _, 2019	/s/

[NAME]

EXHIBIT K

Nos. 19-2378, 20-1003

IN THE UNITED STATES COURT OF APPEALS

FOR THE FEDERAL CIRCUIT

FAIRCHILD SEMICONDUCTOR CORPORATION

and FAIRCHILD (TAIWAN) CORPORATION,

Plaintiffs-Appellants,

v.

POWER INTEGRATIONS, INC.,

Defendant-Cross-Appellant.

JOINT MOTION TO DISMISS APPEALS

Appellants Fairchild Semiconductor Corporation and Fairchild (Taiwan) Corporation and cross-appellant Power Integrations, Inc. respectfully request under Federal Rule of Appellate Procedure 42(b) that the Court dismiss these appeals. The parties have agreed that each side will bear its own costs associated with the appeals.

Neither Party is waiving any argument or position (now or in the future) that any order, ruling, or judgment that is currently the subject of the present appeal and cross-appeal was in error.

Dated: October _, 2019	Respectfully submitted,

s/	s/
MICHAEL HAWES	FRANK SCHERKENBACH
ROGER FULGHUM	FISH & RICHARDSON, PC
BAKER BOTTS, LLP	One Marina Park Drive
910 Louisiana Street	Boston, MA 02210
One Shell Plaza	Telephone: (617) 542-5070
Houston, TX 77002
Telephone: (713) 229-1750	MICHAEL R. HEADLEY
HOWARD G. POLLACK
JEFFREY TA-HWA HAN	FISH & RICHARDSON, PC
BAKER BOTTS, LLP	500 Arguello Street
Suite 1500	Redwood City, CA 94063
98 San Jacinto Boulevard	Telephone: (650) 839-5070
Austin, TX 78746-7568
Telephone: (512) 322-2629	JOHN WINSTON THORNBURGH
FISH & RICHARDSON, PC
12390 El Camino Real
San Diego, CA 921303
Telephone: (858) 678-5070

Counsel for Plaintiffs-Appellants Fairchild Semiconductor Corporation, and Fairchild (Taiwan) Corporation	Counsel for Defendant-Cross-Appellant Power Integrations, Inc.

2

CERTIFICATE OF INTEREST

Counsel for plaintiffs-appellants Fairchild Semiconductor Corporation and Fairchild (Taiwan Corporation) certify the following:

1.        The full name of every party or amicus represented by me is:

Fairchild Semiconductor Corp.; Fairchild (Taiwan) Corporation

2.        The name of the Real Party in interest (Please only include any real party in interest NOT identified in Question 3) represented by me is:

None

3.        All parent corporations and any publicly held companies that own 10% or more of the stock of the party or amicus curiae represented by me are:

Fairchild Semiconductor Corporation and Fairchild (Taiwan) Corporation are wholly-owned subsidiaries of Fairchild Semiconductor International, Inc. Fairchild Semiconductor International, Inc. is a wholly-owned subsidiary of Semiconductor Components Industries, LLC. Semiconductor Components Industries, LLC is a wholly-owned subsidiary of ON Semiconductor Corporation. There is no parent corporation or publicly held company that owns 10% or more of the stock in ON Semiconductor Corporation.

4.        The names of all law firms and the partners or associates that appeared for the party or amicus now represented by me in the trial court or agency or are expected to appear in this court (and who have not or will not enter an appearance in this case) are:

John G. Day, Andrew Mayo, Lauren E. Maguire - Ashby & Geddes; Rose Whelan - Cooley; Scott F. Llewellyn, Collette Reiner Mayer, Pieter S. de Ganon, Ryan J. Gatzemeyer - Morrison & Foerster LLP; Blair Jacobs, Christina Ondrick, Yar Chaikovsky, Robert Walters, Patrick Stafford, Charles Hawkins - Paul Hastings; Jennifer Nall - Baker Botts LLP; Joshua Engel - ON Semiconductor; Jeremiah Armstrong, Alexander Ott, Leigh Martinson, Michael Martin, Terrence McMahon - McDermott, Will & Emery

5.        The title and number of any case known to counsel to be pending in this or any other court or agency that will directly affect or be directly affected by this court’s decision in the pending appeal:

CAFC 2019-2377 Power Integrations Inc. v. Fairchild Semiconductor Corporation; ON Semiconductor Corporation, et al. v. Power Integrations, Inc., 1:17-0247 - LPS (D. Del.); Power Integrations, Inc. v. ON Semiconductor Corporation, et al., 5:16-06371 (N.D. Cal.)

Dated: October _, 2019	/s/ Michael Hawes
Michael Hawes

CERTIFICATE OF INTEREST

Counsel for defendant-cross-appellant Power Integrations, Inc. certify the following:

1.        The full name of every party or amicus represented by me is:

Power Integrations, Inc.

2.        The name of the Real Party in interest (Please only include any real party in interest NOT identified in Question 3) represented by me is:

None

3.        All parent corporations and any publicly held companies that own 10% or more of the stock of the party or amicus curiae represented by me are:

BlackRock, Inc.

4.        The names of all law firms and the partners or associates that appeared for the party or amicus now represented by me in the trial court or agency or are expected to appear in this court (and who have not or will not enter an appearance in this case) are:

FISH & RICHARDSON P.C.: Frank E. Scherkenbach, Howard G. Pollack, Michael R. Headley, Neil Warren, John Thornburgh, Warren K. Mabey, Jr., Douglas E. Mccann, Joseph Warden, James Huguenin-Love, William Marsden*, Limin Zheng*

*No longer with the firm

5.        The title and number of any case known to counsel to be pending in this or any other court or agency that will directly affect or be directly affected by this court’s decision in the pending appeal:

CAFC Appeal No. 18-1851

Dated: October _, 2019	/s/
[NAME]

CERTIFICATE OF COMPLIANCE

This motion complies with the type-volume limitations in Federal Rules of Appellate Procedure 27 and 32 because it contains __ words.

Dated: October _, 2019	/s/
[NAME]

CERTIFICATE OF SERVICE

I hereby certify that I electronically filed the foregoing with the Clerk of the Court for the United States Court of Appeals for the Federal Circuit by using the CM/ECF system on October _, 2019.

I certify that all participants in the case are registered CM/ECF users and that service will be accomplished by the CM/ECF system.

Dated: October _, 2019	/s/
[NAME]

EXHIBIT L

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

FAIRCHILD SEMICONDUCTOR CORPORATION and FAIRCHILD (TAIWAN) CORPORATION,

Plaintiffs,	C.A. No. 12-540-LPS

v.

POWER INTEGRATIONS, INC.

Defendant.

JOINT MOTION AND [PROPOSED] ORDER FOR

VOLUNTARY DIMISSAL WITH PREJUDICE [F.R.C.P. RULE 41(a)(2)]

Pursuant to Federal Rule of Civil Procedure 41(a)(2) and a settlement agreement, the parties jointly move that this Court dismiss this action with prejudice, with each party to bear its own costs and attorneys’ fees.

Neither Party is waiving any argument or position (now or in the future) that any order, ruling, or judgment was in error in any of the parties’ cases that is being dismissed with or without prejudice in connection with the parties’ settlement agreement, including any arguments that were the subject of any appeal dismissed pursuant to the parties’ settlement agreement.

ASHBY & GEDDES	FISH & RICHARDSON P.C.

/s/	/s/
John G. Day (#2403)	Douglas E. McCann (#3852)
Andrew C. Mayo (#5207)	Joseph B. Warden (#5401)
500 Delaware Avenue, 8th Floor	222 Delaware Ave, 17th Floor
P.O. Box 1150	Wilmington, DE 19801
Wilmington, DE 19899	(302) 652-5070
(302) 654-1888	DMcCann@fr.com
jday@ashbygeddes.com	Warden@fr.com
amayo@ashbygeddes.com

Attorneys for Plaintiffs	Attorneys for Defendant

Dated: October __, 2019

SO ORDERED this ____ day of _______________, 2019.

Chief Judge

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